Note 11 - Income Taxes - Schedule of Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Expected tax using statutory tax rate	$ 3,376	$ 3,502	$ 2,578
Tax-exempt income on state and municipal securities and political subdivision loans	(619)	(472)	(386)
Tax-exempt income on life insurance contracts	(85)	(77)	(82)
Deductible dividends paid to United Bancshares, Inc. ESOP	(53)	(44)	(42)
Tax Credits	(125)	0	0
Tax-exempt settlement	0	0	(416)
Other, net	0	13	(37)
Total provision for income taxes	$ 2,494	$ 2,922	$ 1,615